Renaissance Learning™

Mission Statement

"Our primary purpose is to accelerate learning for all children and adults of all ability levels and ethnic and social backgrounds, worldwide."

February, 2011

Presentation Outline

Company & Products → Financial Performance → Market & Growth Strategy

Renaissance Learning, Inc

- Leading provider of technology-based school improvement programs
- Leader in student assessments and practice in reading, writing, and math for K12 schools
- Founded in 1986;
  IPO in 1997
- 70% founder owned
- Customer base of 70,000 schools; about 60% of U.S. schools



Renaissance Learning

U.S. K12 Market

- 115,000 schools, 56 million students
- $16 billion ($300/student) of $500+ billion annual expenditures for instructional materials and technology

U.S. K12 Market Trends

- Increased emphasis on testing
- School improvement
- Scientifically proven results
- Practice is gaining recognition as a key to academic success
- Common Core State Standards


School

Reading Products

Accelerated Reader™

- Flagship product; 50% of orders
- Among most recognized brands in education
- Motivates, provides timely data on reading practice and achievement.
- More than 140,000 quizzes available

Successful Reader™

- Reading intervention product combines instruction with motivating reading activities
- Differentiated from competitors by focusing on key reading skills

Renaissance Learning

STAR Assessment Products

STAR Reading

- Most widely used computer-adaptive reading assessment in K12 schools
- Enterprise version aligned to state and Common Core State Standards

STAR Math

- Most widely used computer-adaptive math assessment in K12 schools
- Enterprise version aligned to state and Common Core State Standards

STAR Early Literacy

- Computer-adaptive assessment of phonemic awareness and other reading readiness skills for PreK3 students

Math Products

Accelerated Math™

- Provides continuous progress monitoring and personalized practice of math skills across entire K12 curriculum, from grade one through calculus

MathFacts in a Flash™

- Provides timed practice and progress monitoring to ensure computational fluency
- Reports deliver progress data and pinpoint problems that need more practice

Renaissance Learning

Hardware Products





NEO 2

•Rugged, portable, easy-to-use, and low total-cost-of-ownership

•Ideal for developing keyboarding and writing skills

•Also runs AR quizzes, MathFacts in a Flash, and other software.

2Know! Classroom Response System

•Two-way Interactive system engages students in learning

•Provides instantaneous feedback to assess comprehension and adjust instruction

Services



Professional Development and Training Services – Professional development maximizes schools' investment in technology

•Training in best practices ensures fidelity of implementation

•Options include webinars, seminars, implementation coaching, self-study, and more

Technical Support Services

•World-class support

•Include phone support, setup, installation, troubleshooting, data conversion, technical training, interface programming, and custom report writing

Hosting Services



Hosting

•Software hosted in our state-of-the-art enterprise-class data center

•Frees up school technical staff for other duties

Renaissance Learning

Key Company Attributes

- Unique, Dominant Products
- Loyal Customer Base
- Affordable Products
- Practice and Assessment Focus
- Proven, Research Based Products

Unique, Dominant Products



50,000 Accelerated Reader schools

14,000 Accelerated Math schools

43,000 STAR schools



Loyal Customer Base

- Renewal rates well above industry average
  - 95%+ for Reading
  - 85%+ for Math
- Customer service often cited as best in industry—builds loyal customers
- Professional development services drive fidelity of implementations, improved results, and high customer satisfaction

Affordable Products & Services

- Accelerated products priced at $4.25 per student/per product/per year
- STAR products $2.49 for Enterprise; $.99 for non-Enterprise
- School could subscribe to all of our key software products for less than $15/student/year



Annual Expenditures Per Student $300
Instructional Materials and Technology
Renaissance Learning

Practice and Assessment Focus

- Products are key element for classroom effectiveness
- Products provide the critical element of practice of skills; NOT online instruction
- Support the teacher by collecting and providing timely access to student data that can be analyzed to:
  - inform instruction
  - provide differentiated learning opportunities
  - enhance classroom efficiency and effectiveness
  - identify and provide intervention opportunities

Proven, Research Based Products

Over 300 research reports, including 250 from independent sources

Improving Reading Achievement
Chicago First-Fourth Graders Make Great Strides in Reading With Accelerated Reader



STAR Reading Grade Equivalent Gains
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1
2 Grade
3
4
Control
Accelerated Reader

Data from a study of 344 students at 3 Archdiocese of Chicago Catholic Schools

Improving Math Achievement
Iowa Fourth Grade Scores Soar With Accelerated Math and MathFacts in a Flash



% Proficient
100
90
80
70
60
50
40
30
20
10
0
54
46
66.7
33.3
70.5
29.5
68.6
31.4
82.9
17.1
88.2
11.9
90.7
9.4
94.5
5.6
Fall 1998
Fall 1999
Fall 2000
Fall 2001
Fall 2002
Fall 2003
Fall 2004
Fall 2005
Proficient (Intermediate & High)
Low

Hawthorne Elementary School, Keokuk, IA

Significant Shift in Business Model

Company achieved rapid growth from 1997 to 2001; growing revenues from $36 million to $130 million



Period of declining revenues follows
Change in business model
1997
2002
2006
2010

Renaissance Learning

Significant Shift in Business Model

Beginning in 2006 Significant Changes to Business Model Implemented

- Renaissance Place
- Subscription Pricing Model
- Field Sales Team
- Hosting
- State and Federal Programs

Renaissance Learning

Shift in Business Model —

Renaissance Place

- Web-based platform that meets district needs of scalability, remote access, centralized database, ease of support, integration with school student information systems and broad statistical and data analysis tools.
- Allowed introduction of Enterprise subscription model—all content available; significant customer value
- Approximately 34,000 schools on RP

Renaissance Learning

Shift in Business Model—

Subscription Pricing Model

Renaissance Place products sold on a subscription basis

- $4.25 per student annually for Accelerated products and STAR bundle
- $2.49 per student annually for STAR Enterprise products
- $.99 for non-Enterprise versions and MathFacts
- For AR Enterprise, revenue is up over $1000 per school per year
- Some initial objection to subscription model; but now becoming the norm
- Raised subscription prices in 2010 to $4.25 from $4.00 and to $.99 from $.59

Shift in Business Model—

Field Sales Team

- Developed integrated field and inside sales team to sell at both school and district level
- Over 130 professional sales personnel
- Stronger on-going relationships with customers
- Incentives for success in specific growth areas

Renaissance Learning

Shift in Business Model—

Hosting

- Grown to nearly $10 million annually in just a few years
- At $399 per school per year, great value for customer
- Strong profit margin and highly leverageable fixed costs
- Product enhancement/upgrades easier and faster
- Reduces overall development spend
- Nearly all new customers are now hosted

Shift in Business Model—

State and Federal Programs

- Focus on awareness, relationships at state and national level
- Reducing the credibility gap
- Building partnerships
- Work with national education groups to improve understanding of our products' effectiveness

Renaissance Learning

Financial Performance

Orders



150
145
140
135
130
125
120
115
110
$ In Millions
2007
2008
2009
2010

Deferred Revenue


$ In Millions
80
70
60
50
40
30
20
10
0
$38.4
$46.9
$59.5
$71.8
2007
2008
2009
2010

Revenue


$ In Millions
140
120
100
80
60
40
20
0
$107.9
$115.2
$121.5
$130.1
2007
2008
2009
2010

Subscription Revenue



140
120
100
80
60
40
20
0
$ In Millions
36%
50%
60%
67%
2007
2008
2009
2010
Other Software Revenue
Subscription Revenue
Hardware Revenue

Renaissance Learning

Earnings and CFFO Per Share



$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.26
$0.89
$0.44
$0.86
$0.68
$1.18
$0.82
$1.56
2007
2008*
2009
2010
EPS
Cash Flow

*excluding impairment charge

Renaissance Learning

Exceptional brand recognition and market share

Financial Strength

Effective, affordable products

Loyal, enthusiastic customer base

Core Competencies that align with Market Opportunities

So, where is Renaissance Learning Headed?

Market & growth strategy

Renaissance Learning

Budget and Political Environment

- States represent primary funding source (90% +/-)
- Short-term (12 to 24 months), states expect continued budget deficits that will affect education funding
- Race to the Top funding helping specific states
- Stimulus funding and Federal Jobs Bill important to bridge recession
- Mid-term shift to Republican control in many legislative and governing bodies creates uncertainty around education policy and funding

Growth Opportunities

New detailed growth strategy formulation underway—initial opportunities include but are not limited to:

- School Improvement
- Further product/school/district penetration
- Enterprise
- STAR
- Urban opportunities
- And more….



School Improvement

- United States students perform only average in reading and science, and below average in math among the 34 OECD countries [1]
- Only 38% of high school seniors ranked proficient in reading and only 26% proficient in math in 2009[2]
- Specific funding available
- Opportunity to showcase efficacy of company products

1. OECD. (2010). *Strong performers and successful reformers in education: Lessons from PISA for the United States*. Available online from http://dx.doi.org/10.1787/9789264096660-en.
2. National Center for Education Statistics. (2010).The *nation's report card: Grade 12 reading and mathematics 2009 national and pilot state results* (NCES 2011–455). Washington, DC: U.S. Department of Education, Institute of Education Sciences. Available online from http://nces.ed.gov/nationsreportcard/pdf/main2009/2011455.pdf

Substantial Opportunity for Additional Market Penetration with Current Products

- Active users in 70,000 of over 115,000 schools in U.S.
- In many schools, usage not schoolwide
- Average only 2.5 Renaissance Place products per customer school
- May Require Expansion of Salesforce

Enterprise

- Annual reading products revenue increases by over $1,000 per school plus $300 hosting
- Only 50% of customer reading schools have moved to AR Enterprise
- Significant value proposition for customer and for company


AR Non-Enterprise Customers
50%
AR Enterprise Customers
50%

Renaissance Learning

STAR Enterprise™

- Next generation assessment product
- Aligned with state and Common Core standards
- Role in teacher evaluation movement
- Allows for benchmarking and skill assessment
- Competitive advantages—automated, short, easy, low costs, high ratings by NCRTI
- Significant revenue growth opportunity—school penetration of 45,000 schools; 2.5x selling price increase
- Requires investments in product development

Renaissance Learning

Urban Opportunities

- Dedicated sales team
- Revenue opportunity significant
- About 150 school districts in the US with over 40,000 students
- 1% of school districts have over 25% of students



2010 Orders Per Student
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.79
$2.70
Urban Districts (153)
12.6 Million Students
Mid/Small District (13,000+)
35.7 Million Students

Renaissance Learning™

Additional Areas We are Exploring

Continue to explore other growth opportunities that align with our mission

- International
- Acquisitions
- New Markets
- Planned R&D Investment
- Possible Sales Force Expansion or Reorganization



Renaissance Learning™

Mission Statement

"Our primary purpose is to accelerate learning for all children and adults of all ability levels and ethnic and social backgrounds, worldwide."